UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 11, 2016

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On February 11, 2016, Jones Energy, Inc. (the “Company”) issued a press release announcing 2015 year-end reserves, providing an operations update, estimated financial results for the fourth quarter and full year 2015, and its initial 2016 capital budget plan and guidance (the “Press Release”). A copy of the Press Release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

Item 7.01.                                        Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference in its entirety into this Item 7.01.

The information in this Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press release, dated February 11, 2016 (2015 Year-End Reserves, Operations and Financial Update, and 2016 Guidance)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2016
JONES ENERGY, INC.

	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated February 11, 2016 (2015 Year-End Reserves, Operations and Financial Update, and 2016 Guidance)